SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/   /    Preliminary Proxy Statement
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/   /    Preliminary Additional Materials
- ----
 ----
/X /          Definitive Proxy Statement
- ----
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/   /    Definitive Additional Materials
- ----
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
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/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
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/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
                          ONE POST OFFICE SQUARE
                        BOSTON, MASSACHUSETTS 02109

                                  July 28, 1994
DEAR SHAREHOLDER:

    You are cordially invited to attend the 1994 Meeting of Shareholders of your Fund, which will be held on October 6, 1994 at 2:00 p.m., Boston time, on the eighth floor of One Post Office
Square, Boston, Massachusetts.

    THE MATTERS TO BE ACTED UPON AT THE MEETING   (1) ELECTING
TRUSTEES AND (2) RATIFYING THE TRUSTEES' SELECTION OF PRICE WATERHOUSE AS INDEPENDENT AUDITORS OF THE FUND FOR ITS CURRENT
FISCAL YEAR   ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY
STATEMENT.

    Although we would like very much to have each shareholder attend the 1994 Meeting, we realize this is not possible. Whether or not you plan to be present at the meeting, WE NEED YOUR VOTE. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

    If you return your proxy promptly, you can help your Fund avoid the expense of follow-up mailings to achieve a quorum so that the meeting can be held. If you decide between now and October that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting. If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

    We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                             Sincerely yours,


                             George Putnam, Chairman












                  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

                NOTICE OF THE 1994 MEETING OF SHAREHOLDERS

To The Shareholders of Putnam Investment Grade Municipal Trust:

    The 1994 Meeting of Shareholders of Putnam Investment Grade Municipal Trust (the "Fund") will be held on October 6, 1994 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, for the following purposes:
    1. Electing Trustees, as described in Part I of the attached Proxy Statement. (p. 1)

    2. Ratifying or rejecting the selection of independent accountants as auditors for the Fund for the current fiscal year, as described in Part II of the attached Proxy Statement. (p. 11)

    3. Such other matters as may properly come before the meeting.

                              By the Trustees

                         GEORGE PUTNAM, CHAIRMAN
                     WILLIAM F. POUNDS, VICE CHAIRMAN

              JAMESON A. BAXTER    ROBERT E. PATTERSON
              HANS H. ESTIN        DONALD S. PERKINS
              JOHN A. HILL         GEORGE PUTNAM, III
              ELIZABETH T. KENNAN  A.J.C. SMITH
              LAWRENCE J. LASSER   W. NICHOLAS THORNDIKE

July 28, 1994

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN
THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETING.




















                  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
                          ONE POST OFFICE SQUARE
                        BOSTON, MASSACHUSETTS 02109

                              PROXY STATEMENT

    The enclosed proxy is solicited by the Trustees of Putnam Investment Grade Municipal Trust (the "Fund") for use at the 1994 Meeting of Shareholders to be held on October 6, 1994, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. Shareholders of record at the close of business on July 15, 1994 are entitled to be present and to vote at the meeting or any adjourned session thereof. The Notice of Meeting, proxy and this Proxy Statement have been mailed to such shareholders of record on or about July 28, 1994.

    A copy of the Annual Report of the Fund for its most recent fiscal year, including financial statements, has previously been mailed to shareholders. A representative of Price Waterhouse, auditors of the Fund, is expected to be present at the meeting with the opportunity to make statements and to respond to appropriate questions.

    Each share of beneficial interest is entitled to one vote. Unless otherwise noted, the holders of the Fund's Preferred Shares and holders of the Fund's Common Shares will vote together as a single class. Shares represented by duly executed proxies will be voted for the election of the persons named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. If no instructions are made, the proxy will be voted for the matters specified in the proxy. Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

                          I.ELECTION OF TRUSTEES

    Pursuant to the Fund's Bylaws and the Investment Company Act of 1940, holders of the Fund's Preferred Shares are entitled to elect two Trustees. The remaining Trustees will be elected by the holders of the Preferred Shares and the Common Shares voting together as a single class.

    The Trustees have fixed the number of Trustees for election at this meeting at twelve. The nominees for Trustees of the Fund who are proposed for election at the meeting, their ages, and a description of their principal occupations are set forth below. All the nominees have been recommended by the Nominating Committee, which consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or Putnam Investment Management, Inc., the Fund"s investment manager ("Putnam Management"). All the nominees are presently Trustees of the Fund. Each of the current Trustees was elected by the shareholders in September, 1993 (except for Mrs. Baxter, who was elected by the Trustees effective January 6, 1994.) All of the Trustees are also Trustees of all of the other Putnam funds, except that Mrs. Baxter and Mr. Smith do not currently serve as Trustees of Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Intermediate Municipal Trust, Putnam Managed High Yield Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust. Except as shown, the principal occupations and business experience for the last five years of the nominees have been with the employers indicated, although in some cases they have held different positions with such employers.

    The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than twelve.


           TRUSTEES TO BE ELECTED BY PREFERRED SHAREHOLDERS AND
                            COMMON SHAREHOLDERS

         NOMINEE             PRINCIPAL OCCUPATION
                             FOR LAST FIVE YEARS

Jameson Adkins Baxter (50)   President, Baxter Associates, Inc.
                             (consultants to management).  Prior
                             to 1992, she was Vice President and
                             Principal, Regency Group, Inc. and
                             Consultant, The First Boston
                             Corporation.  Also, Director, Banta
                             Corporation, Avondale Federal
                             Savings Bank and ASHTA Chemicals,
                             Inc.  Chairman of the Board of
                             Trustees, Mount Holyoke College.
                             President of the Board of Trustees,
                             Emma Willard School and Member of
                             Board of Governors, Good Shepherd
                             Hospital.

Hans H. Estin (65)           Vice Chairman, North American
                             Management Corp. (a registered
                             investment adviser).  Also,
                             Director, The Boston Company, Inc.
                             and Boston Safe Deposit and Trust
                             Company.  Member, Massachusetts
                             General Hospital.  Trustee, New
                             England Aquarium.

Elizabeth T. Kennan (56)          President, Mount Holyoke College.
                             Also, Director, NYNEX Corporation,
                             Northeast Utilities, the Kentucky
                             Home Life Insurance Companies and
                             Talbots.  Trustee, University of
                             Notre Dame.

*Lawrence J. Lasser (51)          Vice President of the Putnam funds.
                             President, Chief Executive Officer
                             and Director of Putnam Investments,
                             Inc. and Putnam Management.
                             Director, Marsh & McLennan
                             Companies, Inc. and INROADS/Central
                             New England Inc.  Member, Board of
                             Overseers, Museum of Science,
                             Museum of Fine Arts and Isabella
                             Stewart Gardner Museum, Boston.
                             Also, Trustee, Beth Israel Hospital
                             and Buckingham, Browne and Nichols
                             School.

Donald S. Perkins (67)       Director of various corporations,
                             including American Telephone &
                             Telegraph Company, AON Corp.,
                             Cummins Engine Company, Inc.,
                             Illinois Power Co., Inland Steel
                             Industries, Inc., K mart
                             Corporation, LaSalle Street Fund,
                             Inc., Springs Industries, Inc. and
                             Time Warner Inc.  Also, Trustee and
                             Vice Chairman, Northwestern
                             University.  Chairman, The Hospital
                             Research and Education Trust.
                             Member, The Business Council.
                             Founding Chairman, the Civic
                             Committee of the Commercial Club of
                             Chicago.

William F. Pounds (66)       Vice Chairman.  Professor of
                             Management, Alfred P. Sloan School
                             of Management, Massachusetts
                             Institute of Technology.  Director,
                             IDEXX Laboratories, Inc., M/A-COM,
                             Inc., EG&G, Inc., Perseptive
                             Biosystems, Inc., Management
                             Sciences For Health, Inc. and Sun
                             Company, Inc.  Also, Trustee,
                             Museum of Fine Arts, Boston and
                             Overseer, WGBH Educational
                             Foundation.

*George Putnam (67)               Chairman and President of the
                             Putnam funds.  Chairman and
                             Director of Putnam Management and
                             Putnam Mutual Funds.  Also,
                             Director, The Boston Company, Inc.,
                             Boston Safe Deposit and Trust
                             Company, Freeport-McMoRan, Inc.,
                             General Mills, Inc., Houghton
                             Mifflin Company, Marsh & McLennan
                             Companies, Inc., and Rockefeller
                             Group, Inc.  Trustee, Massachusetts
                             General Hospital, McLean Hospital,
                             Vincent Memorial Hospital, WGBH
                             Educational Foundation, The
                             Colonial Williamsburg Foundation
                             and Museum of Fine Arts, Boston.

*George Putnam, III (42)          President, New Generation Research,
                             Inc. (publisher of financial
                             information).  Director, World
                             Environment Center and
                             Massachusetts Audubon Society.
                             Trustee, Sea Education Association
                             and St. Mark's School.  Also,
                             Overseer, New England Medical
                             Center.

*A.J.C. Smith (60)           Chairman and Chief Executive
                             Officer, Marsh & McLennan
                             Companies, Inc.  Also, Trustee of
                             The American Institute for
                             Chartered Property Casualty
                             Underwriters, the Central Park
                             Conservancy and the Carnegie Hall
                             Society.

W. Nicholas Thorndike (61)   Director of various corporations
                             and charitable organizations,
                             including Providence Journal Co.
                             and Courier Corporation.  Also,
                             Trustee, Bradley Real Estate Trust,
                             Eastern Utilities Associates,
                             Massachusetts General Hospital and
                             Northeastern University.  Prior to
                             December, 1988, Chairman of the
                             Board and Managing Partner of
                             Wellington Management
                             Company/Thorndike, Doran, Paine &
                             Lewis (a registered investment
                             adviser).

*Nominees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Mr. Putnam, Mr. Lasser and Mr. Smith are deemed "interested persons" of the Fund, Putnam Management and Putnam Mutual Funds by virtue of their positions as officers of the Fund or officers or directors of Putnam Management, Putnam Mutual Funds, or their parent, Marsh & McLennan Companies, Inc., or their ownership of stock of Marsh & McLennan Companies, Inc. Mr. George Putnam, III, Mr. Putnam s son, is also an "interested person" of the Fund, Putnam Management and Putnam Mutual Funds. The balance of the nominees are not "interested persons."

           TRUSTEES TO BE ELECTED BY PREFERRED SHAREHOLDERS ONLY

                   Nominee         Principal Occupation
                             For Last Five Years

John A. Hill (52)            Chairman and Managing Director,
                             First Reserve Corporation (a
                             registered investment adviser).
                             Prior to 1989, General Partner,
                             Meridien Capital Corporation (a
                             venture capital investment firm).
                             Also, Director, Snyder Oil
                             Corporation, Maverick Tube
                             Corporation, PetroCorp
                             Incorporated, various private
                             companies controlled by First
                             Reserve Corporation, and various
                             First Reserve Funds.

Robert E. Patterson (49)          Executive Vice President of Cabot
                             Partners Limited Partnership (a
                             registered investment adviser).
                             Also, Vice Chairman, Joslin
                             Diabetes Center.  Director,
                             Brandywine Trust Company.  From
                             May, 1987 to October, 1990,
                             Executive Vice President of Cabot,
                             Cabot & Forbes Realty Advisors,
                             Inc. (predecessor of Cabot Partners
                             Limited Partnership).

    Each Trustee of the Fund receives an annual fee, and an additional fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings. The annual fee paid, the number of Trustees' meetings held and the aggregate fees paid to all Trustees are set forth in "Trustees and Officers Information" below.

    The Fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, except as otherwise determined by the Trustees, will be an annual cash benefit equal to one-half of the Trustee retainer paid by the Fund at the time of retirement. Several retired Trustees of the Fund are currently receiving retirement benefits pursuant to these Guidelines and it is anticipated that the current Trustees of the Fund will receive similar benefits upon their retirement. The Trustees of the Fund reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

    The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

    Audit and Nominating Committees.    The voting members of
the Audit Committee of the Fund include only Trustees who are not interested persons of the Fund or Putnam Management. The Audit Committee recommends to the Trustees the independent public accountants to be selected for the Fund. It also reviews the performance, scope of work and compensation of such accountants, and reviews with such accountants the quality, accounting controls, procedures and adequacy of the accounting services rendered to the Fund by Putnam Management and by the Fund s investor servicing agent and custodian. The Audit Committee reports to the Trustees the results of its inquiries. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins, Putnam, III (without vote), Smith (without vote) and Mrs. Kennan.

    The Nominating Committee consists only of Trustees who are not interested persons of the Fund or Putnam Management. It recommends to the Trustees persons to be elected as Trustees and as Chairman, Vice Chairman, President and certain other officers of the Fund. The Nominating Committee will consider individuals proposed by a shareholder for election as a Trustee.
Shareholders wishing to submit the name of any individual must submit in writing a brief description of the proposed nominee s business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Fund. The Nominating Committee currently consists of Mrs. Kennan and Dr. Pounds (Co-chairpersons), Mrs. Baxter and Messrs. Estin, Hill, Patterson, Perkins and Thorndike.

    The number of meetings of the Audit and Nominating
Committees in the Fund's most recent fiscal year is set forth in "Trustees and Officers Information" below.

                     TRUSTEES AND OFFICERS INFORMATION

    The shareholdings of each Trustee in the Fund are shown
below.  Unless noted below, each Trustee has sole investment power and sole voting power with respect to his or her shares of the Fund and no Trustee owns 1% or more of the outstanding shares of the Fund.
                                  OWNERSHIP OF   OWNERSHIP OF
                                  SHARES OF      SHARES OF ALL
                YEAR FIRST        THE FUND       PUTNAM FUNDS
TRUSTEES &      ELECTED AS        AS OF JUNE     AS OF JUNE
NOMINEES        TRUSTEE           15, 1994       15, 1994*
- -----------------------------------------------------------------
Jameson A. Baxter                      1994                100 4565
Hans H. Estin           1989             129            33,244
John A. Hill            1989             100           161,146
Elizabeth T. Kennan     1992             100            14,531
Lawrence J. Lasser      1992             100           289,642
Robert E. Patterson     1989             300            54,006
Donald S. Perkins       1989             411           254,681
William F. Pounds       1989             500           730,754
George Putnam           1989             900         1,235,291
George Putnam, III      1990             300            62,874
A.J.C. Smith          1990               200            30,211
W. Nicholas Thorndike   1992             120            53,760

- -----------------------------------------------------------------
*   Does not include shares of Putnam California Tax Exempt
Money Market Fund, Putnam Capital Manager Trust, Putnam Daily
Dividend Trust, Putnam New York Tax Exempt Money Market Fund, and
Putnam Tax Exempt Money Market Fund.

    As of June 15, 1994, the Trustees and officers of the Fund owned in the aggregate 3,260 Common Shares of the Fund comprising less than 1% of the outstanding Common Shares of the Fund on that date. With respect to all of these shares, the Trustees and officers individually have sole investment power and sole voting power. None of the Trustees or officers owns any of the Fund s Preferred Shares.

                FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1993

                 Meetings of the Trustees during the year

Full Board of Trustees meetings:                 11

Audit Committee meetings:                        3

Nominating Committee meetings:                   3

                              Trustees' Fees

Annual retainer fee per Trustee:                 $1,220

Additional attendance fee per Trustees' meeting: $15

Aggregate fees paid to all Trustees for the year*:  $16,703

*Includes both annual fees and fees for attendance at Trustees meetings and certain meetings of committees of the Trustees. These committees include: Compensation, Legal, Administration; Audit; Closed-End Funds; Distribution; Pricing/Brokerage/Special Investments; Communication and Service; Contract; Executive; Board Policy and Nominating; and Proxy.

    In addition to George Putnam and Lawrence J. Lasser, the officers of the Fund are Charles E. Porter, Executive Vice President, Patricia C. Flaherty, Senior Vice President, Gordon H. Silver, Gary N. Coburn, James E. Erickson, Michael Bouscaren (the Fund s Portfolio Manager), William N. Shiebler (President of Putnam Mutual Funds), John R. Verani and Paul M. O Neil, each of whom serves as a Vice President, John D. Hughes, Vice President and Treasurer, and Beverly Marcus, Clerk of the Fund. All of the officers of the Fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc. (the parent corporation of Putnam Management), Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of the Fund), as well as the officers of the Fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the Fund.

    PUTNAM INVESTMENT MANAGEMENT, INC.    Putnam Management and
its affiliate, Putnam Fiduciary Trust Company, the Fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses. A certified balance sheet of Putnam Management is attached to this Proxy Statement as Exhibit A.

    The directors of Putnam Management are George Putnam, Lawrence J. Lasser and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam Management. The principal occupations of Messrs. Putnam, Lasser and Silver are as officers and directors of Putnam Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

    In addition to its services to the Fund, Putnam Management acts as investment adviser or subadviser of other publicly-owned investment companies having differing investment objectives.

    Putnam Management is also affiliated with The Putnam
Advisory Company, Inc., which together with subsidiaries furnishes investment advice to domestic and foreign institutional clients and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged the Putnam funds.
The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam Management for the Putnam funds.

    Certain officers and directors of Putnam Management, including some who are officers of the Fund, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

    THE MANAGEMENT CONTRACT.    Putnam Management serves as
investment manager of the Fund pursuant to a Management Contract (the "Contract"). The management fee payable under the Contract is based on the annual rate of 0.70% of average net assets. If dividends payable on the Fund s Preferred Shares during any dividend payment period plus any expenses attributable to the Preferred Shares for that period exceed the Fund s net income attributable to the investment of the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during such period). Management fees are payable quarterly, based on the average net assets of the Fund as determined at the close of each business week. Such fees are in addition to the compensation of Trustees and certain officers and other expenses borne by the Fund. The compensation payable to Putnam Management is subject to reduction or reimbursement to the extent that expenses of the Fund in any fiscal year exceed the limits on investment company expenses imposed by any statute or regulatory authority in any jurisdiction where shares of the Fund are qualified for offer and sale. The term "expenses" is defined in the statutes and regulations of such jurisdictions and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The fee payable to Putnam Management is also subject to reduction by the amount of certain possible commissions, fees, brokerage or similar payments received by Putnam Mutual Funds, less expenses approved by the Trustees of the Fund, in respect of purchases and sales of the Fund's portfolio investments. The fees paid to Putnam Management in the most recent fiscal year are shown in "Fund Information" below.

    Under the Contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Trustees, Putnam Management manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the Fund s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Fund s portfolio securities. Putnam Management may place Fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising the Fund and other clients. In so doing, Putnam Management may cause the Fund to pay greater brokerage commissions than it might otherwise pay. See Brokerage and research services below.

    The Fund also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of the Fund and their assistants. Currently, the Fund is reimbursing Putnam Management for a portion of the compensation and related expenses of certain officers of the Fund who provide certain administrative services to the Fund and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth in Fund Information below. Putnam Management pays all other salaries of officers of the Fund. The Fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing agent and shareholder reporting expenses.

    The Contract provides that Putnam Management shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The Contract may be terminated without penalty upon 30 days written notice by Putnam Management, by the Trustees of the Fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act of 1940). It may be amended only by an affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not "interested persons" of the Fund or Putnam Management.

    The Contract will terminate automatically if it is assigned, or unless its continuance is approved at least annually by either the Trustees or shareholders of the Fund and in either case by a majority of the Trustees who are not "interested persons" of Putnam Management or the Fund.

    INVESTMENT DECISIONS.   Investment decisions for the Fund
and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving each client s respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought and sold for clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for some clients when other clients are selling the security. In some cases, one client may sell a particular security to another client. When two or more clients simultaneously purchase or sell the same security, each day s transactions in the security are, insofar as possible, averaged as to price and allocated between the clients in a manner which in the opinion of Putnam Management is equitable to each and in accordance with the total amount of the security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

    BROKERAGE AND RESEARCH SERVICES.    Transactions on U.S.
stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

    It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management s managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears the portion of the cost of these services that directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

    Putnam Management places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

    As permitted by Section 28(e) of the 1934 Act, and by the Contract, Putnam Management may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

    The Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees, shall be recaptured by the Fund through a reduction of the fee payable by the Fund under the Contract. Putnam Management seeks to recapture for the Fund soliciting dealer fees on the tender of the Fund s portfolio securities in tender or exchange offers.
Any such fees which may be recaptured are likely to be minor in amount.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

    PAYMENTS TO AN AFFILIATE OF PUTNAM MANAGEMENT.    Putnam
Fiduciary Trust Company is the Fund s investor servicing agent and custodian. The investor servicing fees and custodian fees paid to Putnam Fiduciary Trust Company in the Fund s most recent fiscal year are set forth in Fund Information below.

                             FUND INFORMATION

ASSETS OF THE FUND; SHARES OUTSTANDING

Net assets of the Fund as of June 30, 1994  $382,132,907

Common Shares of the Fund outstanding and authorized to vote
as of July 15, 1994                              19,969,361 shares

Preferred Shares of the Fund outstanding and authorized to vote
as of July 15, 1994                              1,400 shares

Persons beneficially owning more than 5% of the Fund s Common
Shares as of June 30, 1994                       NONE

Persons beneficially owning more than 5% of the Fund s
Preferred     Shares as of June 30, 1994              NONE

                FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1993

MANAGEMENT CONTRACT

The Management Contract dated October 13, 1989 was approved by the shareholders on July 11, 1991 and was last approved by the Trustees on January 7, 1994.

Management fee paid to Putnam Management for the fiscal
year                                             $2,794,315

Reimbursement paid by the Fund to Putnam Management for
compensation, related expenses and employee benefit plan
contributions for the Fund's Executive Vice President (Charles E.
Porter), Senior Vice President (Patricia C. Flaherty), Clerk
(Beverly Marcus) and those who assist them  $15,455

PAYMENTS TO AN AFFILIATE

Investor servicing and custodian fees paid to Putnam Fiduciary
Trust Company (after application of credits, if any)
                                       $245,231
Brokerage

Total Fund payments to broker-dealers as commissions on agency
transactions                                NONE

Total Fund payments to broker-dealers as commissions on
underwritten transactions                   $499,250

    The Fund placed agency and underwritten transactions having an approximate aggregate dollar value of $5,172,804 (6.51% of the Fund s agency and underwritten transactions, on which approximately $32,500 of commissions were paid) with brokers and dealers to recognize research, statistical and quotation services Putnam Management considered to be particularly useful to it and its affiliates. However, many of such transactions were placed with such brokers and dealers without regard to the furnishing of such services.

     II.RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS

    Price Waterhouse, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as auditors of the Fund for the current fiscal year. Unless otherwise indicated, the proxy will be voted in favor of ratifying the selection of Price Waterhouse as auditors.

                             III.MISCELLANEOUS

    QUORUM AND METHODS OF TABULATION.    A majority of the
shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to such proposals at the Meeting except that where the Preferred Shares or Common Shares shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting.

    The twelve nominees for election as Trustees at the Meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees. A majority of the votes properly cast on the matter is necessary to ratify the selection of independent auditors.

    The tellers will count the total number of votes cast for approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

    OTHER BUSINESS.    The Trustees know of no other business to
be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

    SIMULTANEOUS MEETINGS.    The Meeting of shareholders of the
Fund is called to be held at the same time as the Meetings of shareholders of certain of the other Putnam funds. It is anticipated that all Meetings will be held simultaneously. If any Fund shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

    SOLICITATION OF PROXIES.    In addition to the solicitation
of proxies by mail, Trustees of the Fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. The Fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate a shareholder s identity, to allow a shareholder to authorize the voting of his shares in accordance with his instructions and to confirm that his instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Fund has not sought to obtain an opinion of counsel on this matter and is unaware of any such challenge at this time. A shareholder would be called on a recorded line at the phone number Putnam Investments has in its records for his account, and would be asked for his Social Security number or other identifying information. The shareholder would then be given an opportunity to authorize proxies to vote his shares at the Meeting in accordance with his instructions. To ensure that the shareholder s instructions have been recorded correctly, he will also receive a confirmation of his instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. If the shareholder decides after he has voted by phone that he wants to attend the Meeting in person, he can revoke his proxy at that time and vote his shares at the Meeting.


    Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principals. The Fund has retained at its expense Tritech Services, Four Corporate Place, Corporate Park 287, Piscataway, New Jersey 08854, to aid in the solicitation of nominee accounts for a fee not to exceed $3,500 plus reasonable out-of-pocket expenses.

    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 1995
ANNUAL MEETING.    It is anticipated that the Fund's next Meeting
of shareholders will be held in September, 1995. Shareholder proposals to be included in the Fund's proxy statement for a 1995 Meeting must be received by the Fund before March 31, 1995.

    ADJOURNMENT.    If sufficient votes in favor of any of the
proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The Fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be considered acted upon and final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                                                  EXHIBIT A

                    PUTNAM INVESTMENT MANAGEMENT, INC.
                               BALANCE SHEET
                             DECEMBER 31, 1993


ASSETS:
  Cash                                             $        300
  Investments (note 2)                                   50,000
  Investment management fees receivable              60,817,927
  Accounts receivable from affiliates (note 6)                  1,819,578
  Prepaid expenses and other assets                   2,759,786
  Property and equipment - net (notes 2 & 3)          5,105,571
                                                   ------------

TOTAL ASSETS                                        $70,553,162
                                                   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued
   expenses (note 5)                               $ 20,704,486
  Accounts payable to affiliate                             916
                                                   ------------

  TOTAL LIABILITIES                                  20,705,402
                                                   ------------

STOCKHOLDER'S EQUITY:

  Common stock - $1 par value; authorized
   and outstanding, 1,000 shares                          1,000
  Paid-in surplus                                     4,696,665
  Retained earnings                                  45,150,095
                                                   ------------

  TOTAL STOCKHOLDER'S EQUITY                         49,847,760
                                                   ------------


TOTAL LIABILITIES AND STOCKHOLDER'S
    EQUITY                                          $70,553,162
                                                   ============


See notes to balance sheet.

                    PUTNAM INVESTMENT MANAGEMENT, INC.

                          NOTES TO BALANCE SHEET

1.  CORPORATE AFFILIATION

         Putnam Investment Management, Inc. (the Company) is a wholly-owned subsidiary of Putnam Investments, Inc., (the
    Parent), which is a wholly-owned subsidiary of Marsh &
    McLennan Companies, Inc. (MMC).

         The Company's primary business is to provide investment advisory services to Putnam-sponsored mutual funds. In connection with providing these services, the Company receives a management fee which is based upon the average net asset value of the respective fund to which the services are provided.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS

    Investments consist of time deposits held by an affiliate.
Investments are recorded at the lower of cost or market.

    PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost. Office and data processing equipment are depreciated using the straight-line method over their estimated useful lives of four to ten years. Leasehold improvements are amortized using the straight-line method over ten years or the period covered by the lease, whichever is less. Additions, renewals and betterments of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to income when incurred.

3.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

    Office and data processing equipment        $ 3,610,612
    Less accumulated depreciation               (2,244,442)
                                               ------------
                                                 1,366,170
                                               ------------

    Leasehold improvements                        6,051,063
    Less accumulated amortization               (2,311,662)
                                               ------------
                                                  3,739,401
                                               ------------

    Property and equipment - net                $ 5,105,571
                                               ============
4.  INCOME TAXES

         In accordance with the provisions of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 109 - ACCOUNTING FOR INCOME TAXES, the Company records a current liability or asset for the estimated taxes payable or refundable on tax returns for the current year and a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences.

         The Company, through MMC, files its federal tax return as a member of a consolidated group. The Parent allocates its current and deferred tax provision or benefit to the Company in a manner which is representative of how the Company would compute its provision as a separate entity.

         Under an agreement with the Parent, the Company pays the Parent each month for the amount of its net current and deferred tax provision. If the Company has a net tax benefit, the Parent pays the Company that amount. The Parent then assumes responsibility for the payment of all taxes in accordance with federal, state and local laws. As a result of this agreement, the Company has no current or deferred tax liability or asset reflected in its balance sheet at December 31, 1993.

5.  EMPLOYEE BENEFIT PLANS

    PROFIT SHARING PLAN

         The Company, the Parent and affiliates sponsor a profit-sharing plan (the Plan) covering substantially all employees, providing for annual contributions as determined by the Board of Directors. Contributions payable to the Plan at December 31, 1993 were $557,000.

    RETIREE HEALTH CARE PLAN

         MMC provides a health care plan which covers all eligible retirees of the Company and its affiliates. The Parent subsidizes a portion of the cost of the plan. The Parent allocates its cost of the plan to the Company and its affiliates in a manner which management believes reflects the actual cost of the plan on an accrual basis.

6.  RELATED PARTY TRANSACTIONS

         The Company shares office facilities and personnel with other wholly-owned subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

         Accounts receivable from affiliates primarily represents advances made to the Parent in connection with the Parent's cash management policy.

         In 1993 the Company paid a dividend of $100,000,000 to the Parent.

INDEPENDENT AUDITORS' REPORT

Putnam Investment Management, Inc.

We have audited the accompanying balance sheet of Putnam
Investment Management, Inc. (a wholly-owned subsidiary of Putnam
Investments, Inc.) as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Putnam Investment
Management, Inc. at December 31, 1993 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE

February 10, 1994
Boston, Massachusetts

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST                        PROXY BALLOT
FOR THE HOLDERS OF PREFERRED SHARES

PROXY FOR THE MEETING OF
SHAREHOLDERS, OCTOBER 6, 1994

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints George Putnam, Hans H. Estin and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of Putnam Investment Grade Municipal Trust on October 6, 1994, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR ELECTING TRUSTEES AS SET
FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2.

    PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
    ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                Please fold at perforation before detaching

- ------------------------------------------------------------------------------------------------------------------------
                                                                                         ----
    Please mark your choices / X / in blue or black ink.
                                                                                       ----
                                                                                                                       (Control #)

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND
 FOR THE PROPOSAL LISTED BELOW.
1.  ELECTION OF TRUSTEES:  NOMINEES:       PROPOSAL TO:FOR   AGAINST  ABSTAIN

- ----   FOR electing all the J. A. Baxter 2. RATIFY THE SELECTIO ---  ---  ---
/   /  nominees (EXCEPT     H. H. Estin     OF PRICE WATERHOUSE ---  ---  ---
       AS MARKED TO THE     J. A. Hill      AS AUDITORS.
       CONTRARY BELOW).     E. T. Kennan
                            L. J. Lasser
                            R. E. Patterson
                            D. S. Perkins
																												W. F. Pounds

- ----   WITHHOLD authority   G. Putnam
   /   to vote for all      G. Putnam, III
- ---     nominees.           A.J.C. Smith
                            W. N. Thorndike

        To withhold authority to
        vote for an individual
        nominee, write that
        nominee's name below.

        --------------------------
        --------------------------        Please be sure to sign and date this Proxy.          (Account #)   (Shares #)

        ............................./    ..........................  Date ..........       (Name & Address)
        Shareholder sign here             Co-owner sign here

                                           Please fold at perforation before detaching
/TABLE

                          (Detachable attachment to proxy card; Page 3 is on the same side as page 1;
                               and Page 4 is on the reverse side, i.e., the same side as Page 2.)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Putnam Logo)

CHANGE OF ADDRESS NOTIFICATION.  Please use this form to inform us of any change in address or telephone number or to provide us with your comments.  Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

HAS YOUR ADDRESS CHANGED?                                  DO YOU HAVE ANY COMMENTS?

.......................................................    .......................................................

.......................................................    .......................................................

Telephone .............................................     ......................................................
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Dear Shareholder:                                          (Name and Address)

YOUR VOTE IS IMPORTANT. Please help us to eliminate the expense of follow-up mailings by executing and returning this Proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.


    Thank you!                         (Account #)





PUTNAM INVESTMENT GRADE MUNICIPAL TRUST                  PROXY BALLOT
FOR THE HOLDERS OF COMMON SHARES

PROXY FOR THE MEETING OF
SHAREHOLDERS, OCTOBER 6, 1994

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints George Putnam, Hans H. Estin and William F.
 Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of Putnam Investment Grade Municipal Trust on Oct any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHR MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnr, sign in the partnership name.

             Please fold at perforation before detaching

- ------------------------------------------------------------------------------------------------------------------------
                                                                                         ----
    Please mark your choices / X / in blue or black ink.
                                                                                       ----
                                                                                                                       (Control #)

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES
 AND FOR THE PROPOSAL LISTED BELOW.
1.  ELECTION OF TRUSTEES:         NOMINEES:

 ----FOR electing all the        J. A. Baxter
/   /nominees                    H. H. Estin
- ---- (EXCEPT AS MARKED TO        E. T. Kennan
      THE CONTRARY BELOW).       L. J. Lasser
                                 D. S. Perkins
                                 W. F. Pounds
- ---- WITHHOLD authority          G. Putnam
      to vote for all            G. Putnam, III
- ---    nominees.                 A.J.C. Smith
                                 W. N. Thorndike
PROPOSAL TO:																																		FOR						AGAINST   ABSTAIN

2.  RATIFY THE SELECTION OF PRICE WATERHOUSE
    AS AUDITORS.                              /  /     /    /     /     /
To withhold authority to
vote for an individual
nominee, write that
nominee's name below.

- ------------------
- ------------------

Please be sure to sign and date this Proxy.(Account #)   (Shares #)

............................./..........................  Date ..........

  (Name & Address)
        Shareholder sign here             Co-owner sign here

                                           Please fold at perforation before detaching
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
                          (Detachable attachment to proxy card; Page 3 is on the same side as page 1;
                               and Page 4 is on the reverse side, i.e., the same side as Page 2.)
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(Putnam Logo)

CHANGE OF ADDRESS NOTIFICATION.  Please use this form to inform us of any change in address or telephone number or to provide us with your comments.  Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

HAS YOUR ADDRESS CHANGED?                                  DO YOU HAVE ANY COMMENTS?

.......................................................    .......................................................

.......................................................    .......................................................

Telephone .............................................     ......................................................
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Dear Shareholder:                                          (Name and Address)

YOUR VOTE IS IMPORTANT. Please help us to eliminate the expense of follow-up mailings by executing and returning this Proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.


    Thank you!                         (Account #)




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